Exhibit 99.1

Pixelworks Reports First Quarter 2025 Financial Results

PORTLAND, Ore., May 13, 2025 – Pixelworks, Inc. (NASDAQ: PXLW), a leading provider of innovative video and display processing solutions, today announced financial results for the first quarter ended March 31, 2025.
First Quarter and Recent Highlights
•Total revenue of $7.1 million, with revenue from the mobile market increasing 140% sequentially
•Announced joint development with Tencent’s PerfDog and the introduction of new ‘Frame Generation’ benchmarking tool to evaluate and boost mobile gaming performance
•Formalized new collaborative partnership with a market-leading post production company, expanding the ecosystem for Pixelworks’ TrueCut Motion platform
•Pixelworks continued to advance discussions with key prospective third-parties related to potential strategic options following previous expressed interest in the Company’s Pixelworks Shanghai subsidiary
“First quarter results were consistent with our expectations, as revenue reflected anticipated first quarter seasonality in the home and enterprise market, partially offset by an initial recovery and sequential growth in mobile business,” commented Todd DeBonis, President and CEO of Pixelworks. “Notably, our reported results demonstrated significant realized benefits from our previous and ongoing actions to streamline our cost structure, with first quarter operating expenses down more than $2 million year-over-year.
“Driving renewed growth in mobile remains among our top priorities, and we continue to be encouraged by the depth of our current program engagements with mobile OEM customers, particularly those targeted at incorporating our new, low-cost mobile graphics accelerator solution in mid- and entry-level smartphones. In addition to our focused efforts in mobile, we are in active discussions with customers on adjacent revenue opportunities, including ASIC design services and IP licensing, which we expect to capitalize on over the coming quarters. Separately, during the quarter we formalized a strategic partnership for TrueCut Motion with a market-leading post production company, further expanding our TrueCut Motion ecosystem and facilitating broader industry adoption.
“Looking ahead, we are focused on executing our strategic and operational objectives in a dynamic global macroeconomic environment, while remaining committed to a streamlined cost structure and maintaining a path for our Pixelworks Shanghai subsidiary reaching profitability in the second half of 2025.”
First Quarter 2025 Financial Results
Revenue in the first quarter of 2025 was $7.1 million, compared to $9.1 million in the fourth quarter of 2024 and $16.1 million in the first quarter of 2024. The sequential decrease in first quarter revenue was driven by a combination of anticipated seasonality in the home and enterprise market as well as the prior quarter including higher sales of end-of-life products, partially offset by sequential revenue growth in the Company’s mobile business.
On a GAAP basis, gross profit margin in the first quarter of 2025 was 48.7%, compared to 54.6% in the fourth quarter of 2024 and 50.5% in the first quarter of 2024. First quarter 2025 GAAP operating expenses were $11.5 million, compared to $11.5 million in the fourth quarter of 2024 and $13.6 million in the year-ago quarter.
On a non-GAAP basis, first quarter 2025 gross profit margin was 49.9%, compared to 54.8% in the fourth quarter of 2024 and 50.7% in the year-ago quarter. First quarter 2025 non-GAAP operating expenses were $10.4 million, compared to $10.4 million in the fourth quarter of 2024 and $12.6 million in the year-ago quarter.

For the first quarter of 2025, the Company recorded a GAAP net loss of $7.8 million, or ($0.13) per share, compared to a GAAP net loss of $5.4 million, or ($0.09) per share, in the fourth quarter of 2024, and a GAAP net loss of $5.1 million, or ($0.09) per share, in the year-ago quarter. Note, the Company refers to “net loss attributable to Pixelworks, Inc.” as “net loss”.
For the first quarter of 2025, the Company recorded a non-GAAP net loss of $6.5 million, or ($0.11) per share, compared to a non-GAAP net loss of $4.3 million, or ($0.07) per share, in the fourth quarter of 2024, and a non-GAAP net loss of $4.0 million, or ($0.07) per share, in the first quarter of 2024.
Adjusted EBITDA in the first quarter of 2025 was a negative $5.8 million, compared to a negative $3.6 million in the fourth quarter of 2024 and a negative $3.2 million in the year-ago quarter.
Business Outlook
The Company’s current business outlook, including guidance for the second quarter of 2025, will be discussed as part of the scheduled conference call.
Conference Call Information
Pixelworks will host a conference call today, May 13, 2025, at 2:00 p.m. Pacific Time. Analysts and investors are invited to join the Company’s conference call using the following information:

First Quarter 2025 Conference Call
Date: Tuesday, May 13, 2025
Time: 2:00 p.m. Pacific Time (5:00 p.m. Eastern Time)
Live Webcast Link: Click Here
Dial-in Participation Registration Link: Click Here

Advanced registration is required for dial-in participants. Please complete the linked registration form above to receive a dial-in number and dedicated PIN for accessing the conference call by phone. A live and archived audio webcast of the conference call will also be accessible via the investors section of Pixelworks’ website: www.pixelworks.com.

Pixelworks, Inc.
Pixelworks provides industry-leading content creation, video delivery and display processing solutions and technology that enable highly authentic viewing experiences with superior visual quality, across all screens – from cinema to smartphone and beyond. The Company has a 20-year history of delivering image processing innovation to leading providers of consumer electronics, professional displays, and video streaming services. For more information, please visit the company's web site at www.pixelworks.com.

Note: Pixelworks, TrueCut Motion and the Pixelworks logo are trademarks of Pixelworks, Inc.

Non-GAAP Financial Measures
This earnings release makes reference to non-GAAP gross profit margins, non-GAAP operating expenses, non-GAAP net loss and non-GAAP net loss per share, which exclude stock-based compensation expense and restructuring expense which are both required under GAAP. The press release also makes reference to and reconciles GAAP net loss and adjusted EBITDA, which Pixelworks defines as GAAP net loss attributable to Pixelworks before interest income and other, net, income tax provision, depreciation and amortization, as well as the specific items listed above.
Pixelworks management uses these non-GAAP financial measures internally to understand, manage and evaluate the business and establish its operational goals, review its operations on a period-to-period basis, for compensation evaluations, to measure performance, and for budgeting and resource allocation. Pixelworks management believes it is useful for management and investors to review, as applicable, both GAAP information and non-GAAP financial measures to help assess the performance of Pixelworks’ continuing business and to evaluate Pixelworks’ future prospects. These non-GAAP measures, when reviewed together with the GAAP financial information, provide additional transparency and information for comparison and analysis of operating performance and trends. These non-GAAP measures exclude certain items to facilitate management’s review of the comparability of our core operating results on a period-to-period basis.
Because the Company’s non-GAAP financial measures are not calculated in accordance with GAAP, they may not necessarily be comparable to similarly titled measures employed by other companies. These non-GAAP financial measures should not be considered in isolation or as a substitute for the comparable GAAP measures and should be read only in conjunction with the Company’s consolidated financial results as presented in accordance with GAAP. A reconciliation between GAAP and non-GAAP financial measures is included in this earnings release which is available in the investor relations section of the Pixelworks website.
Safe Harbor Statement
This release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements may be identified by use of terms such as “begin,” “continue,” “will,” “expect”, “believe,” “anticipate” and similar terms or the negative of such terms, and include, without limitation, statements about potential strategic options with respect to Pixelworks Shanghai, adjacent revenue opportunities, the adoption of our TrueCut Motion technology, and the potential for Pixelworks Shanghai reaching profitability in the second half of 2025. All statements other than statements of historical fact are forward-looking statements for purposes of this release, including any projections of revenue or other financial items or any statements regarding the plans and objectives of management for future operations. Such statements are based on management's current expectations, estimates and projections about the Company's business. These statements are not guarantees of future performance and involve numerous risks, uncertainties and assumptions that are difficult to predict. Actual results could vary materially from those contained in forward looking statements due to many factors, including, without limitation: the actual adoption of TrueCut Motion platform; the actual performance of the smartphone market; our ability to execute on our strategy; competitive factors, such as rival chip architectures, introduction or traction by competing designs, or pricing pressures; the success of our products in new or expanding markets; current global economic challenges, including the trade dispute and negotiations between the United States and other nations, including China; changes in the digital display and projection markets; seasonality in the consumer electronics market; our efforts to achieve profitability from operations; our limited financial resources; and our ability to attract and retain key personnel. More information regarding potential factors that could affect the Company's financial results and could cause actual results to differ materially from those discussed in the forward-looking statements is included from time to time in the Company's Securities and Exchange Commission filings, including its Annual Report on Form 10-K for the year ended December 31, 2024, as well as subsequent SEC filings.
The forward-looking statements contained in this release are as of the date of this release, and the Company does not undertake any obligation to update any such statements, whether as a result of new information, future events or otherwise.

[Financial Tables Follow]

PIXELWORKS, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(In thousands, except per share data)
(Unaudited)

	Three Months Ended
	March 31,	December 31,	March 31,
	2025	2024	2024
Revenue, net	$7,094	$9,090	$16,054
Cost of revenue (1)	3,642	4,124	7,940
Gross profit	3,452	4,966	8,114
Operating expenses:
Research and development (2)	6,523	6,916	8,073
Selling, general and administrative (3)	4,632	4,425	5,534
Restructuring	393	115	—
Total operating expenses	11,548	11,456	13,607
Loss from operations	(8,096)	(6,490)	(5,493)
Interest income and other, net	97	141	434
Government subsidies received	13	1,100	—
Total other income, net	110	1,241	434
Loss before income taxes	(7,986)	(5,249)	(5,059)
Provision for income taxes	34	216	105
Net loss	(8,020)	(5,465)	(5,164)
Less: Net loss attributable to non-controlling interests and redeemable non-controlling interests	259	102	98
Net loss attributable to Pixelworks Inc.	$(7,761)	$(5,363)	$(5,066)
Net loss attributable to Pixelworks Inc. per share - basic and diluted	$(0.13)	$(0.09)	$(0.09)
Weighted average shares outstanding - basic and diluted	60,587	59,228	57,472
——————
(1) Includes:
Restructuring	75	—	—
Stock-based compensation	10	12	18
(2) Includes stock-based compensation	222	266	330
(3) Includes stock-based compensation	519	638	727

PIXELWORKS, INC.
RECONCILIATION OF GAAP AND NON-GAAP FINANCIAL INFORMATION *
(In thousands, except per share data)
(Unaudited)

	Three Months Ended
	March 31,	December 31,	March 31,
	2025	2024	2024
Reconciliation of GAAP and non-GAAP gross profit
GAAP gross profit	$3,452	$4,966	$8,114
Restructuring	75	—	—
Stock-based compensation	10	12	18
Total reconciling items included in gross profit	85	12	18
Non-GAAP gross profit	$3,537	$4,978	$8,132
Non-GAAP gross profit margin	49.9%	54.8%	50.7%
Reconciliation of GAAP and non-GAAP operating expenses
GAAP operating expenses	$11,548	$11,456	$13,607
Reconciling item included in research and development:
Stock-based compensation	222	266	330
Reconciling items included in selling, general and administrative:
Stock-based compensation	519	638	727
Restructuring	393	115	—
Total reconciling items included in operating expenses	1,134	1,019	1,057
Non-GAAP operating expenses	$10,414	$10,437	$12,550
Reconciliation of GAAP and non-GAAP net loss attributable to Pixelworks, Inc.
GAAP net loss attributable to Pixelworks Inc.	$(7,761)	$(5,363)	$(5,066)
Reconciling items included in gross profit	85	12	18
Reconciling items included in operating expenses	1,134	1,019	1,057
Non-GAAP net loss attributable to Pixelworks Inc.	$(6,542)	$(4,332)	$(3,991)

Non-GAAP net loss attributable to Pixelworks Inc. per share - basic and diluted	$(0.11)	$(0.07)	$(0.07)

Non-GAAP weighted average shares outstanding - basic and diluted	60,587	59,228	57,472

*Set forth above are reconciliations of the non-GAAP financial measure to the most directly comparable GAAP financial measure. The non-GAAP financial measure disclosed by the company has limitations and should not be considered a substitute for, or superior to, the financial measure prepared in accordance with GAAP, and the reconciliations from GAAP to Non-GAAP actuals should be carefully evaluated. Please refer to "Non-GAAP Financial Measures” in this document for an explanation of the adjustments made to the comparable GAAP measures, the ways management uses the non-GAAP measures, and the reasons why management believes the non-GAAP measures provide useful information for investors.

PIXELWORKS, INC.
RECONCILIATION OF GAAP AND NON-GAAP NET LOSS PER SHARE
(Figures may not sum due to rounding)
(Unaudited)

	Three Months Ended
	March 31,		December 31,		March 31,
	2025		2024		2024
	Dollars per share		Dollars per share		Dollars per share
	Basic	Diluted	Basic	Diluted	Basic	Diluted
Reconciliation of GAAP and non-GAAP net loss attributable to Pixelworks, Inc.
GAAP net loss attributable to Pixelworks Inc.	$(0.13)	$(0.13)	$(0.09)	$(0.09)	$(0.09)	$(0.09)
Reconciling items included in gross profit	—	—	—	—	—	—
Reconciling items included in operating expenses	0.02	0.02	0.02	0.02	0.02	0.02
Non-GAAP net loss attributable to Pixelworks Inc.	$(0.11)	$(0.11)	$(0.07)	$(0.07)	$(0.07)	$(0.07)

*Set forth above are reconciliations of the non-GAAP financial measure to the most directly comparable GAAP financial measure. The non-GAAP financial measure disclosed by the company has limitations and should not be considered a substitute for, or superior to, the financial measure prepared in accordance with GAAP, and the reconciliations from GAAP to Non-GAAP actuals should be carefully evaluated. Please refer to "Non-GAAP Financial Measures” in this document for an explanation of the adjustments made to the comparable GAAP measures, the ways management uses the non-GAAP measures, and the reasons why management believes the non-GAAP measures provide useful information for investors.

PIXELWORKS, INC.
RECONCILIATION OF GAAP AND NON-GAAP GROSS PROFIT MARGIN *
(Figures may not sum due to rounding)
(Unaudited)

	Three Months Ended
	March, 31	December, 31	March 31,
	2025	2024	2024
Reconciliation of GAAP and non-GAAP gross profit margin
GAAP gross profit margin	48.7%	54.6%	50.5%
Restructuring	1.1	—	—
Stock-based compensation	0.1	0.1	0.1
Total reconciling items included in gross profit	1.2	0.1	0.1
Non-GAAP gross profit margin	49.9%	54.8%	50.7%

*Set forth above are reconciliations of the non-GAAP financial measure to the most directly comparable GAAP financial measure. The non-GAAP financial measure disclosed by the company has limitations and should not be considered a substitute for, or superior to, the financial measure prepared in accordance with GAAP, and the reconciliations from GAAP to Non-GAAP actuals should be carefully evaluated. Please refer to "Non-GAAP Financial Measures” in this document for an explanation of the adjustments made to the comparable GAAP measures, the ways management uses the non-GAAP measures, and the reasons why management believes the non-GAAP measures provide useful information for investors.

PIXELWORKS, INC.
RECONCILIATION OF GAAP AND NON-GAAP FINANCIAL INFORMATION *
(In thousands)
(Unaudited)

	Three Months Ended
	March 31,	December 31,	March 31,
	2025	2024	2024
Reconciliation of GAAP net loss attributable to Pixelworks Inc. and adjusted EBITDA
GAAP net loss attributable to Pixelworks Inc.	$(7,761)	$(5,363)	$(5,066)
Stock-based compensation	751	916	1,075
Restructuring	468	115	—
Non-GAAP net loss attributable to Pixelworks Inc.	$(6,542)	$(4,332)	$(3,991)
EBITDA adjustments:
Depreciation and amortization	$828	$691	$1,109
Interest income and other, net	(97)	(141)	(434)
Non-GAAP provision for income taxes	34	216	105
Adjusted EBITDA	$(5,777)	$(3,566)	$(3,211)

*Set forth above are reconciliations of the non-GAAP financial measure to the most directly comparable GAAP financial measure. The non-GAAP financial measure disclosed by the company has limitations and should not be considered a substitute for, or superior to, the financial measure prepared in accordance with GAAP, and the reconciliations from GAAP to Non-GAAP actuals should be carefully evaluated. Please refer to "Non-GAAP Financial Measures” in this document for an explanation of the adjustments made to the comparable GAAP measures, the ways management uses the non-GAAP measures, and the reasons why management believes the non-GAAP measures provide useful information for investors

PIXELWORKS, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(In thousands)
(Unaudited)

	March 31, 2025	December 31, 2024
ASSETS
Current assets:
Cash and cash equivalents	$18,504	$23,647
Accounts receivable, net	5,371	5,804
Inventories	5,004	4,210
Prepaid expenses and other current assets	1,714	1,191
Total current assets	30,593	34,852
Property and equipment, net	5,860	6,500
Operating lease right of use assets	2,907	3,368
Other assets, net	693	945
Goodwill	18,407	18,407
Total assets	$58,460	$64,072
LIABILITIES, REDEEMABLE NON-CONTROLLING INTEREST AND SHAREHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$1,655	$1,400
Accrued liabilities and current portion of long-term liabilities	7,043	6,581
Current portion of income taxes payable	136	365
Total current liabilities	8,834	8,346
Long-term liabilities, net of current portion	217	375
Deposit liability	12,998	13,109
Operating lease liabilities, net of current portion	1,123	1,450
Income taxes payable, net of current portion	824	914
Total liabilities	23,996	24,194
Redeemable non-controlling interest	27,533	27,396
Total Pixelworks, Inc. shareholders’ equity	(15,975)	(10,568)
Non-controlling interest	22,906	23,050
Total shareholders' equity	6,931	12,482
Total liabilities, redeemable non-controlling interest and shareholders’ equity	$58,460	$64,072

Contacts:
Investor Contact
Shelton Group
Brett Perry
P: +1-214-272-0070
E: bperry@sheltongroup.com

Company Contact
Pixelworks, Inc.
Haley Aman
P: +1-503-601-4540
E: haman@pixelworks.com